UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023 (March 6, 2023)

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2023, as part of Verisk Analytics, Inc.’s (the “Company”) existing stock repurchase program, the Company entered into accelerated share repurchase agreements (each, an “ASR Agreement” and together, the “ASR Agreements”) with each of Citibank, N.A. and Goldman Sachs & Co. LLC (each, an “ASR Counterparty” and together, the “ASR Counterparties”) to repurchase an aggregate of $2.5 billion of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Company is funding the share repurchases under the ASR Agreements with cash on-hand following the closing of the divestiture of the Company’s Energy business pursuant to the terms of the Equity Purchase Agreement dated October 28, 2022 with Veritas Capital on February 1, 2023 and the closing of the Company’s issuance of its 5.750% senior notes due 2033 on March 7, 2023. After giving effect to the ASR Agreements, $941.3 million will remain available for share repurchases under the Company’s existing stock repurchase program.

Under the terms of the ASR Agreements, the Company will pay an initial aggregate purchase price of $2.5 billion to the ASR Counterparties to repurchase outstanding shares of Common Stock. The ASR Counterparties are expected to make an aggregate initial delivery of approximately 10.7 million shares of Common Stock to the Company at the inception of the ASR Agreements.

The total number of shares ultimately to be purchased by the Company under the ASR Agreements will generally be based on the daily volume-weighted average share price of the Common Stock during the calculation period of each ASR Agreement, less an agreed discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreements. At final settlement of the ASR Agreements, the Company may be entitled to receive additional shares of Common Stock, or, under certain limited circumstances, be required to deliver shares to the ASR Counterparties or, at the Company’s election, remit a settlement amount in cash to the ASR Counterparties. The final settlement of the transactions under the ASR Agreements is expected to occur during the Company’s fourth fiscal quarter ended December 31, 2023, with the settlement date for each ASR Agreement determined at the relevant ASR Counterparty’s option within an agreed range, subject to earlier termination under certain limited circumstances, as set forth in the ASR Agreements.

The ASR Agreements contain customary terms for these types of transactions, including, but not limited to, the mechanisms to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares of Common Stock, the specific circumstances under which adjustments may be made to the transactions, the specific circumstances under which the transactions may be terminated prior to their scheduled maturity and various acknowledgements, representations and warranties made by the Company and the ASR Counterparties to one another.

From time to time, the ASR Counterparties and/or their respective affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which the ASR Counterparties (or such affiliates) has received, or may receive, customary compensation, fees and expense reimbursement.

The foregoing description of the ASR Agreements does not purport to be complete and is qualified in its entirety by reference to the form of confirmation for the ASR Agreements, a copy of which form is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 7, 2023, the Company issued a press release announcing entering into the ASR Agreements, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. All information in the press release is furnished but not filed.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. This includes, but is not limited to, the Company’s existing share repurchase program and the transactions under the ASR Agreements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance. Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in our quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K filed with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this release reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Confirmation – Fixed Dollar Accelerated Share Repurchase Transaction.

99.1	Press release issued on March 7, 2023 by Verisk Analytics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: March 7, 2023	By:	/s/ Kathy Card Beckles
Name: Kathy Card Beckles
Title: Executive Vice President and Chief Legal Officer